STOCKHOLDERS' EQUITY	9 Months Ended
Sep. 30, 2013
STOCKHOLDERS' EQUITY

5.    STOCKHOLDERS’ EQUITY

On January 11, 2013, the Company effected a 1–for–1.9704 reverse split of its Class A common stock. All previously reported Class A per share and Class A share amounts in the accompanying condensed consolidated financial statements and related notes have been retroactively adjusted to reflect the reverse stock split.

The Company’s Class L common stock was classified outside of permanent equity as the timing of the conversion or redemption event was outside of the control of the Company. In December 2012, the Company’s controlling shareholder effectively fixed the conversion ratio and the Class L common stock was re-measured to its final redemption amount using the fixed conversion ratio and the estimated fair value at that time.

In connection with the 1–for–1.9704 reverse split of its Class A common stock and as determined by its holders, the Company converted each share of its Class L common stock into 35.1955 shares of Class A common stock, and, immediately following the conversion of its Class L common stock, reclassified those shares as well as all outstanding shares of Class A common stock, into common stock. As a result of the reclassification of Class A common stock to common stock, all references to “Class A common stock” have been changed to “common stock” for all periods presented.

On January 30, 2013, the Company completed the Offering and, after the exercise of the overallotment option on February 21, 2013, issued a total of 11.6 million shares of common stock.

The Company also authorized 25 million shares of undesignated preferred stock in 2013 for issuance, of which none was issued as of September 30, 2013.